UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL

EXECUTIVE OFFICES,

INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On July 29, 2016, MTS Systems Corporation (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement dated as of July 5, 2016 among the Company, the Company’s foreign subsidiaries from time to time party thereto, the lenders from time to time party thereto, U.S. Bank National Association and HSBC Bank USA, National Association as Co-Documentation Agents, Wells Fargo Bank, National Association as Syndication Agent, JPMorgan Chase Bank, N.A. as Administrative Agent and JP Morgan Chase Bank, N.A. and Wells Fargo Securities, LLC as Joint Bookrunners and Joint Lead Arrangers (the “Credit Agreement”).  The Credit Agreement provides for a senior secured credit facility.

The Credit Agreement was amended to increase the revolving commitment by $20,000,000.  After giving effect to the Amendment, the revolving commitment under the senior secured credit facility is $120,000,000.

The financial institutions party to the Credit Agreement and the Amendment have performed and may continue to perform commercial banking and financial services for the Company for which they have received and will continue to receive customary fees.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amendment No. 1 to Credit Agreement, dated as of July 29, 2016, among MTS Systems Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent and Swingline Lender, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Issuing Banks, the Revolving Lenders party thereto and Bank of America, N.A., as an Additional Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: August 1, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
10.1

Amendment No. 1 to Credit Agreement, dated as of July 29, 2016, among MTS Systems Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent and Swingline Lender, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Issuing Banks, the Revolving Lenders party thereto and Bank of America, N.A., as an Additional Lender.

Filed Electronically.